1st Quarter Presentation
November 23, 2010

Participants
Steven E. Nielsen President & Chief Executive Officer Tim Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel

Forward-Looking Statements and Non-
GAAP Information
Forward-Looking Statements and Non-
GAAP Information
 Fiscal 2010 first quarter results are unaudited. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,
 including statements with respect to the Company’s fiscal 2011 second quarter. The words “believe,” “expect,” “anticipate,” “estimate,” “intend,” “forecast,” “may,” “should,”
 “could,” “project,” “outlook,” and similar expressions, including statements regarding backlog, identify forward-looking statements. These forward-looking statements are based on management’s current expectations, estimates and projections and speak only as of the date of this presentation. Forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this presentation. The factors that could affect future results and could cause these results to differ materially from those expressed in the forward-looking statements include, but are not limited to, those described under Item 1A, “Risk Factors” of the Company’s Annual
 Report on Form 10-K for the year ended July 31, 2010, and other risks outlined in the
 Company’s periodic filings with the Securities and Exchange Commission (“SEC”). Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future.
 This presentation includes certain “Non-GAAP” financial measures as defined by SEC rules. As required by the SEC we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included at slides 13 and 14 of this presentation.

Q1-2011 Overview
■ Contract revenue of $261.6 million increased 1.0% year-over-year in
 Q1-11
■ First organic growth since Q4-08
■ Q1-11 results of $0.18 per share
■ Strong liquidity at October 30, 2010
■ Repurchased over 3.5 million shares for $34.2 million during the period
 August 27, 2010 through November 22, 2010
■ Acquired Communication Services, Inc. (“CSI”) on November 19, 2010

Share Repurchase Recap
Fiscal Year	Amount	Shares	Average price paid
Fiscal 2006	$186,221,173	8,763,451	$ 21.25
Fiscal 2008	25,159,123	1,693,500	$ 14.86
Fiscal 2009	2,914,806	450,000	$ 6.48
Fiscal 2010	4,488,655	475,602	$ 9.44
Fiscal 2011 (thru 11/22/10)	34,239,112	3,531,400	$ 9.70
Total	$253,022,869	14,913,953	$ 16.97
Over $250 million returned to shareholders

Revenue % by Customer - Top 5
25%
20%
15%
10%
5%
0%
23.2%
18.2%
15.6%
15.7%
8.3%
8.4%
8.0%
14.7%
6.9%
8.6%
AT&T
Comcast
CenturyLink
Verizon
Time Warner Cable
Q1 2011
Q1 2010

Non-GAAP Year-Over-Year Organic Revenue Change**
20.0%
10.0%
0.0%
(10.0)%
(20.0)%
(30.0)%
(40.0)%
(50.0)%
(13.0)%
(10.1)%
(12.7)%
(13.0)%
(8.0)%
(3.1)%
5.8%
8.9%
(14.9)%
(14.2)%
(16.3)%
(18.8)%
(10.7)%
(8.0)%
(3.1)%
1.0%
(24.6)%
(32.7)%
(30.2)%
(41.4)%
(25.7)%
(37.4)%
(46.4)%
(45.1)%
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
All Customers
All Customers (excluding Verizon)
Verizon

DYCOM INDUSTRIES INC.

Revenue Summary
■ Top 5 customers represented 62.0% of
 revenue in Q1-11 and 65.5% of
 revenue in Q1-10.
■ Contract revenue from non-Top 5
 customers increased by 11.2%, the
 fastest rate of growth since Q4 of fiscal
 2006.

■ Overall revenue trends continue to
 improve in Q1-11. Revenue grew
 organically for the first time since Q4 of
 fiscal 2008.
■ Excluding Verizon, all other customers
 combined grew 8.9% in Q1-11.
* For comparison purposes, CenturyLink includes combined revenues from CenturyTel, Inc. and Embarq Corporation for each period presented.
Note: See “Regulation G Disclosure” slide 13 for a reconciliation of GAAP to Non-GAAP financial measures.
** Organic revenue change excludes revenue from storm restoration work in Q3-09, Q2-09 and Q1-09 and excludes the impact of an additional week in Q4-10 to adjust for our 52/53 week fiscal calendar.

Backlog ($ in millions)
$1,400
$1,000
$600
$200
$1,131
$1,118
$935
$819
$1,078
$1,024
$1,114
$1,017
$726
$679
$582
$517
$684
$636
$640
$600
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Total Backlog
12 Month Backlog

Number of Employees
10,000
9,000
8,000
9,407
9,426
9,231
8,951
8,360
8,587
8,897
8,550
Q2-09
Q3-09
Q4-09
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Number of employees

Backlog and Employees
Current Awards and Extensions
Customers	Area	Description	Approximate Term (in years)
■AT&T	Georgia, Kentucky, North Carolina	Construction and maintenance services	3
■Comcast	Maryland	Network upgrade	1
■DukeNet	North Carolina	Fiber to the cell site	1
■Various	New Mexico, North Carolina, Tennessee, Virginia, and Wyoming	Rural fiber deployment	1-2

Opportunities Update
	Potential Customers	Grants	Total Including Recipient Match
Opportunities excluding projects related to data centers, libraries, computer/broadband training, mapping and projects outside the lower 48 states	334	$6.076 billion	$7.117 billion
Actively targeted opportunities	177	$4.397 billion	$5.199 billion
■ Broadband Initiatives Program (BIP)
■ Broadband Technology Opportunities Program (BTOP)
■ Total Federal Government Funding - $6.9 billion ($7.2 billion originally allocated)
Note: The information included above has been compiled from publicly available data. The Company is not responsible for the accuracy of, or updates to, this information.

Contract Revenues
($ in millions)
$300.0
$200.0
$100.0
$259.1
$261.6
Q1-10
Q1-11

Revenue Mix - Q1-2011
Telecommunications
78.5%
4.8%
16.7%
Electric and Gas Utilities and Other Construction and Maintenance
Underground Facility Locating

Non-GAAP Net Income ($ in millions)
$8.0
$6.0
$4.0
$2.0
$0.0
$5.8
$6.7
Q1-10
Q1-11

DYCOM INDUSTRIES INC.

Summary Results
Fully Diluted EPS - Non-GAAP
Q1-10	Q1-11
$0.15	$0.18
Note: See “Regulation G Disclosure” slide 14 for a reconciliation of GAAP to Non-GAAP financial measures.
1.0%

Selected Financial Information
(a) See “Regulation G Disclosure” slide 14 for a reconciliation of GAAP to Non-GAAP financial measures.
(b) Amounts may not foot due to rounding.
	Q1-11	Q1-10	Change (b)
($ in millions)
Contract Revenues	$261.6	$259.1	$2.5	▪Year-over-year revenue increase of 1.0%
Cost of Earned Revenues - Non- GAAP (a)	$209.3 80.0%	$208.0 80.3%	$1.4 (0.2)%
▪Cost of earned revenues as a percentage of
revenue improved as a result of improved labor
efficiency and safety claim experience, partially
offset by the impact of increased materials,
increased prices of gasoline, and $0.5 million for a
legal settlement during Q1-11

General & Administrative	$22.8 8.7%	$23.5 9.1%	$0.7 (0.3)%	▪G&A decline from reduced payroll and professional fees
Depreciation & Amortization	$15.6 6.0%	$15.2 5.9%	$0.4 0.1%	▪Depreciation and interest expense up slightly
Interest expense	$3.7 1.4%	$3.5 1.4%	$0.2 -
Other Income, Net	$1.8 0.7%	$1.1 0.4%	$0.7 0.2%	▪Other income, net increased as more assets were sold and favorable prices received
Effective income tax rate - Non-GAAP (a)	43.3%	42.4%	0.9%

Cash Flows from Operating Activities and Cap-ex, net
($ in millions)
$40
$30
$20
$10
$0
-$10
$24.6
$32.3
-$8.2
$5.5
$19.1
$8.3
$16.4
$6.9
$15.0
$11.4
Q1-10
Q2-10
Q3-10
Q4-10
Q1-11
Cash flow from operating activities
Capital Expenditures, net of disposals

	October 30, 2010 ($ in millions)	
Cash and equivalents	$	80.0
Senior Credit Agreement, due June 2015		-
Senior Subordinated Notes, due Oct 2015		135.4
Total Debt	$	135.4
Letters of Credit outstanding	$	43.5
Availability on $225 million Senior Credit Agreement	$	137.9

Cash Flow and Liquidity
■ Solid operating cash flows during the
 quarter
■ Combined days sales outstanding on
 trade receivables and net unbilled
 revenues were 62 days in Q1-11 (a)
■ Capital expenditures, net of disposals at
 $11.4 million

■ Over 3.2 million shares repurchased for
 approximately $31.0 million during the
 quarter at an average price of $9.58 per
 share
■ Debt less cash was approximately $55
 million at the end of Q1-11
(a) Days sales outstanding is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, divided by average revenue per day during the respective quarter.

Summary
■ Clear indications of an improving environment
■ Notable contract awards
■ At the forefront of evolving industry opportunities including those generated by rural broadband stimulus funding
■ Encouraged by deployment of new technologies to
 consumers and businesses by cable operators
■ Responding to an increasing number of industry
 participants for wireless backhaul services

Looking Ahead
■ Normal seasonal operating patterns and organic growth drive revenue
■ Improving organic growth and new project opportunities enable ongoing assessments of our portfolio of businesses and contracts
■ Continued solid and growing cash flows dedicated to accretive acquisition opportunities and share repurchases as valuation and projected returns direct
■ Confidence that trends will be improving for a sustained period supporting patience with respect to individual quarterly results
Q2 - 2011:
■ Revenues which grow slightly year over year
■ Margins which improve year over year
■ Approximately breakeven earnings per share due to seasonal effects

Reconciliation of GAAP to Non-GAAP Measures
Calculation of Organic Growth (Decline) %
($ in millions)

	GAAP - CONTRACT REVENUES			NON-GAAP ADJUSTMENTS (a)			NON-GAAP - CONTRACT REVENUES (a)			YEAR-OVER-YEAR CONTRACT REVENUES GROWTH (DECLINE) % (b)					
										All Customers (excluding Verizon)		Verizon		Total Customers	
	All Customers (excluding Verizon)	Verizon	Total Contract Revenues	All Customers (excluding Verizon)	Verizon	Total	All Customers (excluding Verizon)	Verizon	Total Non-GAAP Contract Revenues	GAAP	NON-GAAP	GAAP	NON-GAAP	GAAP	NON-GAAP
Q1-11	$ 240.7	$ 20.8	$ 261.6	$ -	$ -	$ -	$ 240.7	$ 20.8	$ 261.6	8.9%	8.9%	(45.1)%	(45.1)%	1.0%	1.0%
Q4-10	$ 255.1	$ 26.5	$ 281.5	$ (18.2)	$ (1.9)	$ (20.1)	$ 236.8	$ 24.6	$ 261.4	14.0%	5.8%	(42.3)%	(46.4)%	4.4%	(3.1)%
Q3-10	$ 209.2	$ 22.4	$ 231.6	$ -	$ -	$ -	$ 209.2	$ 22.4	$ 231.6	(5.7)%	(3.1)%	(37.4)%	(37.4)%	(10.1)%	(8.0)%
Q2-10	$ 189.3	$ 27.0	$ 216.3	$ -	$ -	$ -	$ 189.3	$ 27.0	$ 216.3	(9.5)%	(8.0)%	(25.7)%	(25.7)%	(11.9)%	(10.7)%
Q1-10	$ 221.1	$ 38.0	$ 259.1	$ -	$ -	$ -	$ 221.1	$ 38.0	$ 259.1	(17.8)%	(13.0)%	(41.4)%	(41.4)%	(22.4)%	(18.8)%
Q4-09	$ 223.8	$ 45.9	$ 269.7	$ -	$ -	$ -	$ 223.8	$ 45.9	$ 269.7	(12.7)%	(12.7)%	(30.2)%	(30.2)%	(16.3)%	(16.3)%
Q3-09	$ 222.0	$ 35.7	$ 257.7	$ (5.9)	$ -	$ (5.9)	$ 216.0	$ 35.7	$ 251.8	(7.6)%	(10.1)%	(32.7)%	(32.7)%	(12.2)%	(14.2)%
Q2-09	$ 209.2	$ 36.3	$ 245.5	$ (3.3)	$ -	$ (3.3)	$ 205.9	$ 36.3	$ 242.2	(11.6)%	(13.0)%	(24.6)%	(24.6)%	(13.8)%	(14.9)%
Q1-09	$ 269.2	$ 64.8	$ 334.0	$ (15.0)	$ -	$ (15.0)	$ 254.2	$ 64.8	$ 318.9						
Q4-08	$ 256.4	$ 65.7	$ 322.1	$ -	$ -	$ -	$ 256.4	$ 65.7	$ 322.1						
Q3-08	$ 240.3	$ 53.1	$ 293.4	$ -	$ -	$ -	$ 240.3	$ 53.1	$ 293.4						
Q2-08	$ 236.6	$ 48.2	$ 284.8	$ -	$ -	$ -	$ 236.6	$ 48.2	$ 284.8

Appendix: Regulation G Disclosure
Amounts may not foot due to rounding.
  (a) Non-GAAP adjustments in Q4-10 result from the Company’s 52/53 week fiscal year. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in
 Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenue for Q4-10 on a Non-GAAP basis for comparison purposes. The Non-GAAP adjustments in Q3-09, Q2-09, and Q1-09 also reflect storm restoration revenues recognized during those periods.
 (b) Year-over-year growth (decline) percentage is calculated as follows: (i) revenues in the quarterly period less (ii) revenues in the comparative prior year quarter period; divided by (ii) revenues in the comparative prior year quarter period.

Reconciliation of GAAP to Non-GAAP Measures

($ in 000's, except per share amounts)

	Three Months Ended October 30, 2010			Three Months Ended October 24, 2009		
	GAAP	Reconciling Items	Non-GAAP	GAAP	Reconciling Items	Non-GAAP
Contract revenues	$ 261,584	$ -	$ 261,584	$ 259,116	$ -	$ 259,116
Cost of earned revenues, excluding depreciation and amortization	209,322	-	209,322	209,971	(2,000) (a)	207,971
General and administrative expenses	22,825	-	22,825	23,502	-	23,502
Depreciation and amortization	15,616	-	15,616	15,191	-	15,191
Interest income	28	-	28	35	-	35
Interest expense	(3,707)	-	(3,707)	(3,544)	-	(3,544)
Other income, net	1,757	-	1,757	1,105	-	1,105
Income before income taxes	11,899	-	11,899	8,048	2,000	10,048
Provision for income taxes (d)	5,102	-	5,102	4,525	(264) (b) (c)	4,261
Net income	$ 6,797	$ -	$ 6,797	$ 3,523	$ 2,264	$ 5,787
Diluted earnings per share	$ 0.18	$ -	$ 0.18	$ 0.09	$ 0.06	$ 0.15
Shares used in computing Diluted EPS:	37,567,946		37,567,946	39,281,606		39,281,606

Amounts may not foot due to rounding.

The items reconciling "GAAP" to "Non-GAAP" financial measures are specifically described below:

(a) Cost of earned revenues for Q1-10 includes a $2.0 million charge for the settlement of a wage and hour class action claim.

(b) During Q1-2010, the Company recognized a non-cash income tax charge of $1.1 million for a valuation allowance on a deferred tax asset.

(c) Provision for income taxes includes the tax effect of the other reconciling item identified herein and the Q1-10 non-cash income tax charge described in (b).

(d) The provision for income taxes, divided by income before income taxes, represents the effective tax rate. On a GAAP basis this rate was 43.3% and 56.2% for the three months ended October 30, 2010 and October 24, 2009, respectively. On a Non-GAAP basis, this rate was 42.4% for the three months ended October 24, 2009.

DYCOM INDUSTRIES INC.

Appendix: Regulation G Disclosure

1st Quarter Presentation
November 23, 2010